UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2013

SUFFOLK BANCORP
(Exact name of registrant as specified in its charter)

 New York                                                000-13580                                              11-2708279
(State or other jurisdiction of                   (Commission File Number)           (IRS Employer Identification No.)
                                                                                                       incorporation)

4 West Second Street, Riverhead, New York                                                11901
       (Address of principal executive offices)                                                   (Zip Code)

Registrant’s telephone number, including area code: (631) 208-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS

On May 29, 2013, Suffolk Bancorp’s (the “Company”) principal subsidiary, The Suffolk County National Bank (the “Bank”), was informed by its primary regulator, the Office of the Comptroller of the Currency (the “OCC”), that the formal written agreement between the Bank and the OCC, dated October 25, 2010 (the “Agreement”), was terminated effective immediately.  The Agreement had required the Bank to take certain actions, including a review of management, the establishment of a three-year strategic plan and capital program, and the establishment of programs related to internal audit, maintenance of an adequate allowance for loan losses, real property appraisal, credit risk management, credit concentrations, Bank Secrecy Act compliance and information technology. In addition, the Bank was informed by the OCC that it was no longer subject to the individual minimum capital ratios (the “IMCRs”) established by the OCC for the Bank. At March 31, 2013, the Bank was considered “well capitalized” for regulatory purposes with a Tier 1 leverage ratio of 9.77%, a Tier 1 risk-based capital ratio of 16.28% and a total risk-based capital ratio of 17.53%. The Bank exceeded the minimum regulatory requirements to be considered “well capitalized” of 5.00% for the Tier 1 leverage ratio, 6.00% for the Tier 1 risk-based capital ratio and 10.00% for the total risk-based capital ratio.

Attached as Exhibit 99.1 is the Company’s press release titled, “Suffolk Bancorp Announces Termination of Formal Agreement With Office of the Comptroller of the Currency,” dated June 3, 2013.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit 99.1 Press release issued by the Company on June 3, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                              SUFFOLK BANCORP

Date:  June 3, 2013                                                                                                                                                                          By: /s/ Patricia M. Schaubeck
                                                                                                                     Patricia M. Schaubeck
                                                                                         Senior Vice President & General Counsel

INDEX OF EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press release issued by the Company on June 3, 2013